Kelly Hotel & Lodging Sector ETF Trading Symbol: HOTL Listed on NYSE Arca, Inc. Summary Prospectus December 27, 2021 www.KellyETFs.com
Before you invest, you may want to review the Kelly Hotel & Lodging Sector ETF’s (the “Fund”) Statutory Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The current Statutory Prospectus and Statement of Additional Information dated December 23, 2021 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.KellyETFs.com. You can also get this information at no cost by calling (800) 658-1070 or by sending an e-mail request to Invest@KellyETFs.com.

Investment Objective
The Kelly Hotel & Lodging Sector ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Strategic Hotel & Lodging Sector Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.78%
Distribution and/or Service (12b-1) Fees	none
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.78%
1Estimated for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$80	$249

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies of the Fund
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed and maintained by Strategic Indexes, LLC (the “Index Provider”), an affiliate of Kelly Strategic Management, LLC, the Fund’s investment adviser (the “Adviser”). Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued other than those indicated in the Index.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s Sub-Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Index
The Index is a rules-based index that consists of the stocks or corresponding depositary receipts of companies engaged in the creation, development, production, operation, provision, distribution, servicing, licensing, leasing or franchising of at least one of the following (Hotel and Lodging Business”):

Hotel & Lodging Services	(i) Hotel and lodging management services or operational services or (ii) provide franchising services for hotel, motel, lodging, residential, or timeshare properties, including lodging platform services (e.g., global marketplaces for private accommodations including online marketplaces for discovering and booking private or shared accommodations).
Hotel & Lodging Operations	Hotels, motels, lodges, resorts, timeshare properties, or real estate.

Construction of the Index begins with equity securities listed on an exchange in a developed country. Companies are then considered for inclusion in the Index based on an analysis of the company’s source of revenues and profits. A company is eligible for inclusion in the Index if, according to a public filing, it generates a majority of its revenue or profits from one of the activities described above (“Hotel and Lodging Companies”). The Index Provider screens for the source of a company’s revenues and profits using information in regulatory filings (e.g., financial statements, annual reports, investor presentations), analyst reports, and industry-specific trade publications.
Equity securities included in the Index include common stocks, real estate investment trusts (“REITs”), depositary receipts, and preferred stocks. As of October 31, 2021, companies listed in the following countries were eligible for inclusion in the Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Eligible Companies identified by the Index Provider are added to the Index, subject to meeting the investibility requirements described below. The Index may include small-, mid-, and large-capitalization companies. The Index is subject to a maximum of 60 constituents. Where the number of eligible constituents exceeds the maximum allowable, the Fund will rank the constituents by float adjusted market capitalization and take the largest constituents until it has reached the maximum number allowed.
At the time of each quarterly rebalance and reconstitution of the Index, Index constituents must meet investibility requirements, including:
•a market capitalization of at least $300 million;
•a 3-month average daily traded value greater than or equal to $1 million;
•a free float (i.e., the proportion of shares that are publicly available) of at least 20%; and
•a trading price of not greater than $50,000.
The Index is reconstituted and rebalanced (i.e., companies are added or deleted and weights are reset based on Index rules) quarterly, after the close of business on the third Friday of each of March, June, September, and December (the “Rebalance Date”). For each rebalance and reconstitution of the Index, Index constituents are determined based on data as of the last business day in each of February, May, August, and November (the “Selection Date”). As of each rebalance date, each constituent is market capitalization-weighted, subject to a maximum of 10% weight and a minimum of 0.25% weight for each constituent. Any weight removed from an index’s constituents due to a limit is combined, and the combined weight then distributed proportionately (according to their index weighting) across the uncapped constituents of the index. The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
As of September 30, 2021, the Index had 39 constituents, 13 of which were listed on a non-U.S. exchange. The Index was established in 2021 and is owned by the Index Provider.
The Fund’s Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in Hotel and Lodging Companies. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in any industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. It is expected that the Fund will concentrate its investments in Hotel and Lodging Business.

Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s prospectus entitled “Additional Information about the Principal Risks of Investing in the Funds.”

•Hotel and Lodging Companies Investing Risk. The Fund invests in real estate companies, including REITs and real estate holdings companies, which will expose investors to the risks of owning real estate directly, as well as to the risks that relate specifically to the way in which such companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may, in the future, experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance.
In addition to the foregoing risks common to most real estate companies, companies in certain real estate sectors may have additional unique risks. Companies in the Hotel & Lodging Real Estate sector may be affected by unique supply and demand factors that do not apply to other real estate sectors. Weak economic conditions in some parts of the world, changes in oil prices and currency values, political instability in some areas, and the uncertainty over how long any of these conditions will continue, could have a negative impact on the lodging industry. During these periods of economic uncertainty, the lodging industry may experience weakened demand for occupancy in some markets.
•REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values, vacancy, and rental rates; and other factors.
In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the global pandemic caused by COVID-19, a novel coronavirus, and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, has had negative impacts, and in many cases severe impacts, on markets worldwide. The COVID-19 pandemic has caused prolonged disruptions to the normal business operations of companies around the world and the impact of such disruptions is hard to predict. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
•Large-Capitalization Investing Risk. The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
•Mid- and Small-Capitalization Investing Risk. The Fund may invest in the securities of mid- and small-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid- and small-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies trade in smaller volumes and are often more vulnerable to market volatility than securities of larger companies.
•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider relies on an independent calculation agent to calculate and disseminate the Index accurately. Any losses or costs associated with errors made by such calculation agent generally will be borne by the Fund and its shareholders. The Index Provider has not previously been an index provider, which may create additional risks for investing in the Fund.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in non-U.S. securities also may be subject to withholding or other taxes. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.

•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Limited Operating History Risk. The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
•New Adviser Risk. The Adviser has only recently begun serving as an investment adviser to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Adviser, and the Adviser may not achieve the intended result in managing the Fund.
•Non-Diversification Risk. Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
•Passive Investment Risk. The Fund is not actively managed, and its Sub-Adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology. Unlike with an actively managed fund, the Sub-Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
•Calculation Methodology Risk. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, the Adviser, or the Sub-Adviser (each as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
•Tax Risk. To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements. In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets or (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. While the weighting of the Index is not inconsistent with these rules, given the concentration of the Index in a relatively small number of securities, it may not always be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate or represent the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to satisfy the diversification requirements, it could incur penalty taxes and be forced to dispose of certain assets, or it could fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Fund Performance
Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.KellyETFs.com or by calling the Fund toll-free at (800) 658-1070.
Management
Adviser        Kelly Strategic Management, LLC
Sub-Adviser        Penserra Capital Management, LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers    Dustin Lewellyn, CFA, Managing Director of Penserra; Ernesto Tong, CFA, Managing Director of Penserra; and Anand Desai, Senior Vice President of Penserra are jointly and primarily responsible for the day-to-day management of the Fund and have served as portfolio managers since the Fund’s inception.
Buying and Selling Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.KellyETFs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.